Exhibit 99.2

AtriCure Investor Presentation Creating a World Class Afib Platform January 2021 © 2021 AtriCure, Inc. All rights reserved. AtriCure 1

Forward Looking Statements This presentation contains “forward-looking statements,” which are statements related to future events that by their nature address matters that are uncertain. All forward-looking information is inherently uncertain and actual results may differ materially from assumptions, estimates or expectations reflected or contained in the forward-looking statements as a result of various factors. For details on the uncertainties that may cause AtriCure’s actual results to be materially different than those expressed in its forward-looking statements, see its Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed with the SEC and available at http://www.sec.gov, which contain risk factors. Forward-looking statements address AtriCure’s expected future business, financial performance, financial condition as well as results of operations, and often contain words such as “intends,” “estimates,” “anticipates,” “hopes,” “projects,” “plans,” “expects,” “seek,” “believes,” "see," “should,” “will,” “would,” “target,” and similar expressions and the negative versions thereof. Such statements are based only upon current expectations of AtriCure. Any forward-looking statement speaks only as of the date made. Reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied. Forward-looking statements include statements that address activities, events or developments that AtriCure expects, believes or anticipates will or may occur in the future. Forward-looking statements are based on AtriCure’s experience and perception of current conditions, trends, expected future developments and other factors it believes are appropriate under the circumstances and are subject to numerous risks and uncertainties, many of which are beyond AtriCure’s control. These risks and uncertainties include, but are not limited to: whether CONVERGE will be approved by FDA and any other required regulatory authorities; whether any additional clinical trials will be initiated or required for CONVERGE prior to approval of FDA, or at all; whether AtriCure will be able to successfully implement its commercialization plans for CONVERGE, if approved; whether the market opportunity for CONVERGE is consistent with the Company’s expectations and market research; AtriCure’s ability to execute on the commercial launch of CONVERGE, if and when approved, on the timeline expected, or at all; whether AtriCure will be able to generate its projected net product revenue on the timeline expected, or at all; the effects of the COVID-19 outbreak on AtriCure’s business and results of operations, including the effects of suspension or halting of elective surgeries; other matters that could affect the availability or commercial potential of CONVERGE and AtriCure’s other products and product candidates; competition from new and existing products and procedures in the highly competitive medical device industry; and other important factors, including, AtriCure’s expectations regarding its financial performance and capital requirements, any of which could cause AtriCure's actual results to differ from those contained in the forward-looking statements or otherwise discussed in AtriCure’s reports filed with the SEC. With respect to the forward-looking statements, AtriCure claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. AtriCure undertakes no obligation to publicly update or revise any forward-looking statements to reflect new information or future events or otherwise unless required by law. © 2021 AtriCure, Inc. All rights reserved. AtriCure 2

We are passionately focused on reducing the global Afib epidemic and healing the lives of those affected Large Markets Addressing an underserved and growing patient population Strong Portfolio Existing products and solutions driving consistent growth Bright Future Novel therapies supported by growing body of clinical evidence © 2021 AtriCure, Inc. All rights reserved. AtriCure 3

Afib: a Serious Problem Atrial Fibrillation (Afib) is an irregular heartbeat (or arrhythmia) that affects more than 33 million people worldwide.1 Approximately 1.2 million Afib diagnoses annually in the US.2 5x Risk of Stoke >5x Higher risk of Heart Failure 46% Greater risk of all cause Mortality © 2021 AtriCure, Inc. All rights reserved. AtriCure 4

US Market Opportunity $350M Pain Management Procedures (Ablation) Boosting Growth via adjacent new market Estimated 140,000 thoracic patients annually $700-800M Concomitant Open Procedures (Ablation/LAAM) Steady Growth in penetration of Cardiac Surgery Market Estimated 300,000 total patients (Afib, non-Afib) annually with structural heart issue Only PMA product for the concomitant surgical treatment of Afib $2B+ and growing Standalone Hybrid Procedures (Ablation/LAAM) Expansive Growth from development of Standalone Afib Market Vastly underpenetrated market with 10-15% estimated annual market expansion Addressable market is more than 3 million patients; less than 1% treated today 25,000 long-standing persistent patients treated by catheter ablation only today Multiple approaches to treatment CONVERGENT + AtriClip®, DEEP, LARIAT® Market opportunity based on internal estimates and research, as well as from publicly available information. See Supplemental Information for additional detail © 2021 AtriCure, Inc. All rights reserved. AtriCure 5

Significant Global Market Opportunity

US market opportunity $3B+ annually

US Market Focus

- Continued build of dedicated sales and training expertise
- Clinical data supporting multiple label expansions
- New product development
- Enhance reimbursement



International Market Focus

- Penetration of large markets first
- Expand product availability
- Improve market access via reimbursement
- Continued build of dedicated sales and training expertise

International market opportunity $2B+ annually

Market opportunity based on internal estimates and research, as well as from publicly available information.
See Supplemental Information for additional detail

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© 2021 AtriCure, Inc. All rights reserved.

AtriCure

History of Strong Financial Performance Worldwide Revenue ($ Millions) $250 $150 $100 $50 $0 2015 $129.8 2016 $155.1 2017 $174.7 2018 $201.6 2019 $230.8 Revenue Growth 20.8% 19.5% 12.6% 15.4% 14.5% Gross Margin 71.6% 61.6% 72.2% 73.0% 73.8% Historical Results Consistent Revenue Growth Strong history of double-digit YoY growth    Steady Improvement to Gross Margin $250 million Cash & Investments as of September 30, 2020    Q4 2020 Results* Revenue of $57.7 million +5% sequential quarter growth over Q3 2020 * Q4 2020 revenue is preliminary and unaudited © 2021 AtriCure, Inc. All rights reserved. AtriCure 7

COVID-19 Response Operationally, financially, and strategically positioning AtriCure for long-term growth Health & Safety Provide a safe work environment  for our employees Enabling employees to work from home as appropriate Providing personal protection and other measures to ensure the safety of those working in our offices Limiting non-essential travel Maintaining Operations Deliver products and support  to our customers Maintaining manufacturing, assembly, fulfillment – modified to adhere to safety recommendations Continuing case coverage support Utilizing online and mobile training venues to educate our customers Expense Management Cost-reductions without sacrificing strategic initiatives Delayed certain capital investments Temporarily reduced executive and board compensation Limited other non-essential operating expenses where possible While our plans will continue to evolve in response to changes caused by the COVID-19 pandemic, we remain committed to the AtriCure Team and to the execution of our strategic initiatives. © 2021 AtriCure, Inc. All rights reserved. AtriCure 8

2021 Priorities: Building for the Future

Standalone Hybrid Procedures
Ablation and LAAM

- **CONVERGE PMA approval and launch**
  - Re-engaging sites and training new accounts
  - Addition of AtriClip to the Convergent procedure
  - Continued global expansion of commercial and training teams
- **aMAZE™ clinical trial**
  - PMA submission to FDA
  - Release of clinical trial data

Concomitant Open Ablation

- **EnCompass® Clamp clearance and launch**

Pain Management

- **Expansion of commercial team, training programs**

COVID Recovery

- **Supporting our people, patients and partners**

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© 2021 AtriCure, Inc. All rights reserved.
AtriCure

CONVERGE Overview SUPERIORITY TRIAL designed to support FDA approval  of the EPi-Sense device STUDY DESIGN Summary Multi-center, prospective, open label randomized 2:1 (Hybrid Convergent procedure vs endocardial catheter ablation) pivotal study Number of Subjects and Sites
153 subjects 27 sites (25 US and 2 OUS) Study Duration 12 month and 18 month monitoring, then 3 and 5 year follow-up of all subjects PRIMARY ENDPOINTS Effectiveness Primary efficacy endpoint is success or failure to be AF/AT/AFL free absent class I and III AADs except for a previously failed or intolerant class I or III AAD with no increase in dosage following the 3 month blanking period through the 12 months post procedure follow-up visit Safety Predetermined performance goal for the study is 12% freedom from MAE’s as adjudicated by the CEC for the procedural to 30-day post procedure time period CONVERGE Clinical Trial HIGHLIGHTS Completed enrollment August 2018 Data released at virtual Heart Rhythm Society (HRS) conference May 2020 PMA submission seeking approval for treatment of long-standing persistent Afib Q4 2020 Trial results published in Circulation: Arrhythmia and Electrophysiology November 2020 Convergent procedure featured in HRS conference in November 2020: Hybrid Therapies for AF: Present and Future Achieved statistical superiority    for primary endpoints © 2021 AtriCure, Inc. All rights reserved. AtriCure 10

CONVERGE Trial Primary and Secondary Effectiveness17.7% differential 35.4% improvement23.2% differential 40.8% improvement19.6% differential 38.5% improvement Success (%) 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Freedom from AF/AFL/AT 67.6% 50.0% p-0.036 >=90% Burden Reduction 80.0% 56.8% p= 0.007 Freedom from AF 70.6% 51.0% p = 0.0017 Convergent Catheter Ablation Chi-squared p values    Superiority of the Hybrid Convergent procedure over Catheter ablation in all three primary and secondary endpoints was demonstrated; more than 35% improvement in each endpoint was shown. Data for long-standing persistent patients in the trial demonstrated particularly compelling efficacy and durability – exceeding the overall trial results at left. © 2021 AtriCure, Inc. All rights reserved. AtriCure 11

Persistent / Long-Standing Persistent AF Clinical Trial Patient Landscape

Paroxysmal (30%)[1] 2.4 Million Patients	Persistent (25%)[1] 2.0 Million Patients	Long-Standing Persistent (45%)[1] 3.6 Million Patients
Terminates spontaneously or with intervention within 7 days of onset	Sustained beyond 7 days but is less than 12 months in duration	Sustained beyond 12 months duration

Early Persistent Indication (> 7 days - ≤ 6 months)

Medtronic

Persistent Indication (> 7 days - ≤ 12 months)

Biosense Webster

- **Medtronic® STOP Persistent AF** ± 9, 10
  (AF < 6 mo, LAD ≤ 5.0 cm) Primary efficacy endpoint of 54.8%
- **Biosense Webster® PRECEPT** ± 11
  (AF < 12 mo, LAD ≤ 5.0 cm) Primary efficacy endpoint of 61.7%
- **Medtronic® (EPIX) Therapeutics, Inc. DIAMOND-AFII** 10
  (AF < 12 mo, LAD ≤ 5.5 cm) 8
- **Abbott® PERSIST-END** ± 12
  (AF < 12 mo, LAD ≤ 5.0 cm)
- **Adagio™ AF Cryoablation System (iCLAS™)** 13
  (AF < 12 mo)
- **SentreHeart® aMAZE**[6*]
  (AF < 3 yrs, LAD ≤ 6.0 cm)
- **AtriCure DEEP**[7]
  (AF < 10 yrs, LAD ≤ 5.5 cm)
- **AtriCure CONVERGE**[8]
  (No cap on AF duration, LAD < 6.0 cm)

CONVERGE

Emphasizes value of team-based approach for advanced AF treatment

Additive to endocardial catheter ablation

± Companies with paroxysmal label

* SentreHEART was acquired by AtriCure

LAD – Left Atrial Diameter

Caution: The DEEP, aMAZE and CONVERGE IDE studies are Investigational Device/procedures. Limited by Federal (or US) law to investigational use only. Information included on this slide is available through ClinicalTrials.gov. This material is intended to provide general information. Such information is not intended to be a substitute for professional medical advice, diagnosis or treatment. The material is not intended to direct clinical care in any specific circumstance. The judgment regarding a particular clinical procedure or treatment plan must be made by a qualified physician in light of the clinical data presented by the patient and the diagnostic and treatment options available.

[1] Percentages reflect the percentage of diagnosed AF patients in each disease stage in the AF Progression

Medtronic® is a registered trademark of Medtronic, Inc. Biosense Webster® is a registered trademark of Biosense Webster, Inc. Abbott® is a registered trademark of Abbott Laboratories Inc. Trademarks are not owned by AtriCure and are used for comparative purposes only.

© 2021 AtriCure, Inc. All rights reserved.

AtriCure

[12]

aMAZE Overview SUPERIORITY TRIAL designed to evaluate safety and effectiveness of the LARIAT System to percutaneously isolate and ligate the Left Atrial Appendage for the treatment of persistent or longstanding persistent AfibSTUDY DESIGN Summary Multi-center, prospective, open label randomized 2:1 Control Arm – PVI Treatment Arm – PVI + Ligation of LAA with Lariat System Number of Subjects and Sites 600 subjects; 65 sites, all U.S. Study Duration 12 month monitoring and then 5 year follow-up of all subjects PRIMARY ENDPOINTS Effectiveness - Freedom from episodes of Afib >30 seconds at 12 months post index pulmonary vein isolation Safety - Primary safety endpoint for the study is 10% freedom from MAE’s as adjudicated by the CEC for the period from the procedure through 30 days Time Frame: 12 months following pulmonary vein isolation catheter ablation procedure, measured by 24-hour Holter monitoring amaze LARIAT Clinical Trial HIGHLIGHTS Acquired SentreHEART® August 2019 Trial enrollment completed December 2019 Final Patient follow-up expected 1H 2021 Expect PMA submission to FDA in 2H 2021 Anticipated PMA approval in 2022-2023 © 2021 AtriCure, Inc. All rights reserved. AtriCure 13

Innovative and Expanding Product Portfolio



Ablation

- ISOLATOR® SYNERGY™ CLAMP
- cryoICE® CRYOABLATION PROBE
- EPI-SENSE® DEVICE
- cryoSPHERE® CRYOABLATION PROBE
- **Future Product Launch:** ISOLATOR SYNERGY ENCOMPASS® CLAMP

2000 to 2015: Foundation in surgical Afib tools
Future pipeline expansion across franchises

2015 and Beyond: Building the future in minimally invasive therapies
Innovation toward less invasive, simpler, and more efficient products

Appendage Management

- ATRICLIP® FLEX DEVICE
- ATRICLIP PRO® DEVICE
- ATRICLIP PRO•V® DEVICE
- ATRICLIP FLEX•V® DEVICE
- LARIAT® DEVICE



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© 2021 AtriCure, Inc. All rights reserved.

AtriCure

SPOTLIGHT: Cryo Nerve Block for Pain Management



cryoICE

Therapy Overview

- Long-lasting pain management therapy, designed for use in thoracic surgical procedures
- Temporarily stops transmission of pain signals coming from the chest wall during surgery
- Nerve "scaffolds" remain intact allowing axons to regenerate and restore nerve function over time
- Applicability in a wide variety of thoracic surgical approaches (thoracotomy, video-assisted, robotic) and procedures (resection, transplant, thoracoabdominal, surgical rib fixation, pectus repair)



cryoICE

HIGHLIGHTS

- $350M U.S. market opportunity*
- Dedicated commercial team established in 2019 and expanding
- Q1 2019 launch of cryoSPHERE probe
- **Q4 2020 label expansion includes adolescent patients as young as 12 years of age**
- Continuing to gather data to support evidence development for therapy
- Potential to contribute to combatting the opioid epidemic – 1 in 7 thoracic surgery patients become reliant upon opioids after their procedure[14]

** Market opportunity based on internal estimates and research, as well as from publicly available information.*

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© 2021 AtriCure, Inc. All rights reserved.

AtriCure

Aligning Expertise with Opportunity Commercial Teams 54 U.S. Sales Managers Covering 1,000+ accounts 64 U.S. Clinical Specialists providing case support 30 U.S. Dedicated MIS+Lariat team members 14 U.S. Specialists Cryo Nerve Block Team 33 U.S. Education Support Physician + Field 39 International Sales and Clinical Support AtriCure Pillars Foundation of our past and strengthening our future Innovation Expanding pipeline to drive Open ablation penetration and build MIS market Clinical Science CONVERGE & aMAZE trials are complimentary and differentiated as the ONLY randomized control trials for advanced Afib Education Significant investment in physician education, providing multiple training options Expecting An Exciting Future…2021 Anticipated approval for CONVERGE PMA 2022 CONVERGE contribution Anticipated approval for aMAZE PMA 2023 LARIAT contribution 2024+ Full complement of therapies available for differentiated population of Afib patients Core double-digit growth business   with accelerators in EP landscape (Hybrid Convergent + aMAZE) © 2021 AtriCure, Inc. All rights reserved. AtriCure 16

Thank You! © 2021 AtriCure, Inc. All rights reserved. AtriCure 17

Supplemental Information Note that citations/references for any comments, statistics, or figures in this presentation are available upon request. © 2021 AtriCure, Inc. All rights reserved. AtriCure 18

Key Investment Rationale Large Markets Addressing an underserved and growing patient population Approximately 33 million Atrial Fibrillation patients globally, with majority having advanced forms of the disease1 Multibillion dollar annual market opportunity Current standard of care for intervention (catheter ablation) does not adequately address the most advanced forms of the disease Strong Portfolio Existing products and solutions driving consistent growth Strong history of double-digit revenue growth, driven by great products, clinical evidence, commitment to education, and societal guideline support Only PMA product for the concomitant surgical treatment of Afib The AtriClip device is the most widely used Left Atrial Appendage device with approximately 275,000 sold to date Diverse and expanding product portfolio from internal development and acquisitions Bright Future Novel therapies supported by growing body of clinical evidence PMA pivotal trials for hybrid approaches for Afib: CONVERGE, aMAZE Launched pain management business to address pain associated with surgery Early in market development process – evolution to minimally invasive therapies will drive growth, diversifying and accelerating in 2022 and beyond © 2021 AtriCure, Inc. All rights reserved. AtriCure 19

Two Distinct Patient Profiles

Referring Physician: GP, Cardiologist

STRUCTURAL HEART ISSUE
Surgery required – Afib corrected at same time (Valve, CABG)

GUIDELINES[15]
Surgical Ablation is RECOMMENDED
LAA management is REASONABLE

Concomitant Open Procedures
(Ablation/LAAM)





NO STRUCTURAL ISSUE
Afib is primary concern

Intervention is better choice	Medicine is effective

Paroxysmal (occasional) → Non-Paroxysmal: Persistent | Long-Standing Persistent

Type of Afib matters! Afib is a progressive disease

Standalone Hybrid Procedures
(Ablation/LAAM)
Catheter often first line of treatment





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© 2021 AtriCure, Inc. All rights reserved.
AtriCure

US Concomitant Market Opportunity Estimated Afib Opportunity in Cardiac Surgery Annual Cardiac Surgeries19 300,000 Pre-Operative Afib Rate17 ~28% Cardiac Opportunity – Pre-Op Afib 85,000 ASP Mix (Ablation and Appendage Management)20 $4,500 Open Cardiac Surgery Opportunity – Afib $382M Estimated Non-Afib Opportunity in Cardiac Surgery Annual Cardiac Surgeries 300,000 Pre-Operative Non-Afib Rate ~72% Cardiac Opportunity – Pre-Op Afib 215,000 ASP Mix (Appendage Management ONLY)20 $1,750 Open Cardiac Surgery Opportunity – Non-Afib $376M US annual cardiac surgery volume steady over the past 5 years with shifts in procedure types16 Pre-Op Afib occurs frequently in cardiac surgery patients17 New onset Post-Op Afib is a well-documented complication of cardiac surgery, even if patients do not present with pre-op Afib18© 2021 AtriCure, Inc. All rights reserved. AtriCure 21

US Standalone Market Opportunity

Estimated **Standalone** Afib Opportunity	2020	Projected 2025
Long-standing Persistent Afib Catheter Ablation[23]	25,000	45,000
ASP Mix (Ablation + Appendage Management)[20]	$15,000	$15,000
Immediate Standalone Afib Opportunity	**$375M**	**$675M**
Additional penetration Long-standing Persistent Afib patients (estimated at 5% penetration)	150,000	175,000
ASP Mix (Ablation + Appendage Management)[20]	$15,000	$15,000
Incremental Standalone Afib Opportunity (estimated at 5% penetration)	**$2B+**	**$3B+**



Market opportunity in analysis at left considers:

- Addition of ablation and LAAM to existing catheter ablation procedures
  - Catheter ablation procedures have grown 10-15% annually[22]
- Incremental penetration of advanced Afib patient population
  - Today, long-standing persistent Afib population represents more than 3 million patients in the United States, expected to grow to more than 4.4 million by 2025[21]
- ASP Mix reflects both ablation and AtriClip, with potential future uplift from Lariat

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© 2021 AtriCure, Inc. All rights reserved.

AtriCure

The CONVERGENT Approach Aorta PA SVC Pericardial Reflections RA Epicardial Lesions of Convergent Procedure Endocardial Lesions of Convergent Procedure © 2021 AtriCure, Inc. All rights reserved. AtriCure 23

The LARIAT Procedure 1 Access: Routine percutaneous techniques for pericardial and transseptal access are performed using fluoroscopy and transesophageal echocardiography. 2 Delivery: Two magnet-tipped guidewires (FindrWIRZ®) are attached to stabilize the LAA with minimal trauma and manipulation for delivery of the LARIAT. 3 Delivery: The LARIAT snare is delivered over the epicardial FindrWIRZ to the apex of the LAA. 4 Capture: The LARIAT snare is positioned to the base of the LAA using the EndoCATH® balloon for anatomic land marking of the optimal closure site. 5 Closure: The LARIAT snare is closed and the FindrWIRZ and the EndoCATH are removed prior to release and tightening of the suture. 6 Removal: The suture is released and tightened at the base of the LAA and the LARIAT is removed. The SureCUT® suture cutter is used to remotely cut the excess suture. © 2021 AtriCure, Inc. All rights reserved. AtriCure 24

The Cox-Maze IV Procedure



Left Atrial Appendage
Coronary Sinus
Mitral Annulus
Circumflex Coronary Artery
3
4
2
1
5
6a
6b
SVC
Right Atrial Appendage
3
4
Right Coronary Artery
1
2
Tricuspid Annulus
IVC
5
Bipolar RF Clamp
Surgical Incision
Cryo – Endocardial
Cryo – Epicardial

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AtriCure

Endnotes and Abbreviations

Note	Reference
1	Worldwide Epidemiology of Atrial Fibrillation: A Global Burden of Disease 2010 Study
2	The American Journal of Cardiology (2013), 112: 1142-1147
3	J Geriatr Cardiol. 2016 Oct; 13(10): 880–882, doi: 10.11909/j.issn.1671-5411.2016.10.004
4	Santhanakrishnan R et al., "AF Begets Heart Failure and Vice Versa," Circulation, 133 (2016):484-492
5	Odutayo, A. et al. (2016). Atrial fibrillation and risks of cardiovascular disease, renal disease, and deaths systematic review and meta analysis. BMJ 2016; 354:i4482
6	Presented at AF Symposium 2018 by Lakkireddy et al.
7	ClinicalTrials.gov [Internet]. Bethesda (MD): National Library of Medicine (US). 2000 Feb 29. Identifier: NCT02393885, Pivotal Study Of A Dual Epicardial & Endocardial Procedure (DEEP) Approach (DEEP Pivotal).
8	ClinicalTrials.gov [Internet]. Bethesda (MD): National Library of Medicine (US). 2000 Feb 29. Identifier: NCT01984346, CONVERGE - Epi/Endo Ablation For Treatment of Persistent Atrial Fibrillation(AF) (CONVERGE).
9	ClinicalTrials.gov [Internet]. Bethesda (MD): National Library of Medicine (US). 2000 Feb 29. Identifier NCT03012841, STOP Persistent AF; 2017 Jan 6 [cited 2018 Aug 22].
10	Mansour, M., Calkins, H., Osorio J. et al. Persistent atrial fibrillation ablation with contact force sensing catheter: The prospective multicenter PRECEPT Trial, JACC: Clinical Electrophysiology (2020)
11	ClinicalTrials.gov [Internet]. Bethesda (MD): National Library of Medicine (US). 2000 Feb 29. Identifier NCT02817776, Review of the Safety and Effectiveness of the THERMOCOOL SMARTTOUCH® SF Catheter Evaluated for Treating Symptomatic PersistenT AF (PRECEPT); 2016 Jun 29 [cited 2018 Aug 22]
12	ClinicalTrials.gov [Internet]. Bethesda (MD): National Library of Medicine (US). 2000 Feb 29. Identifier: NCT03650556, Safety and Effectiveness of TactiCath™ Contact Force, Sensor Enabled™ (TactiCath SE) Catheter for Ablation of Drug Refractory, Symptomatic, Persistent Atrial Fibrillation (PERSIST-END IDE) 2018 Aug 28 [cited 2018 Aug 29]
13	ClinicalTrials.gov [Internet]. Bethesda (MD): National Library of Medicine (US). Identifier NCT0406160, iCLAS™ for Persistent Atrial Fibrillation

Note	Reference
14	The Society of Thoracic Surgeons, Current News Release (1/30/2018): 1 in 7 Lung Surgery Patients at Risk for Opioid Dependence
15	The Society of Thoracic Surgeons 2017 Clinical Practice Guidelines for the Surgical Treatment of Atrial Fibrillation
16	STS Adult Cardiac Surgery Database, 2018/2019 Harvest Executive Summary
17	McCarthy, P.M. et al. (2019). Prevalence of atrial fibrillation before cardiac surgery and factors associated with concomitant ablation. J Thorac Cardiovasc Surg, PII: S0022-5223(19)31361-3, DOI: 10.1016/J.JTCVS.2019.06.062.
18	Lin et al, Stroke 2019 Jun; 50(6):1364-1371. doi: 10.1161/STROKEAHA.118.023921. Epub 2019 May 2.
19	Harvested from data previously available through the Society of Thoracic Surgeons
20	Average Selling Prices (ASPs) are management estimates based on a mix of products used for the various procedures
21	Medical management estimate: Colilia, et al. Estimates of Current and Future Incidence and Prevalence of Atrial Fibrillation in the U.S. Adult Population. Am Journal of Cardiology 2013, 112: 1142-1147 Persistent patient estimate: Berisso et al Epidemiology of atrial fibrillation: European perspective Clin Epidemiol. 2014; 6: 213–220
22	Estimated based on various catheter company presentations
23	Estimated based on Advisory Board data, along with various scientific presentations

Key Abbreviations			
Afib or AF	Atrial Fibrillation	CEC	Clinical Events Committee
FDA	Food & Drug Administration	EP	Electrophysiologist
PMA	Pre-Market Approval	LAA	Left Atrial Appendage
AFL	Atrial Flutter	LAAM	LAA Management
AT	Atrial Tachycardia	MAE	Material Adverse Event
AAD	Anti-Arrhythmic Drugs	PVI	Pulmonary Vein Isolation

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AtriCure